Net (Loss) Income Per Share	6 Months Ended
Jun. 30, 2020
Earnings per share [abstract]
Net (Loss) Income Per Share
19.	Net (loss) income per share

The following table sets forth pertinent data relating to the computation of basic and diluted net loss per share attributable to common shareholders.

	Three months ended		Six months ended
	June 30,		June 30,
	2020	2019	2020	2019
	$	$	$	$
Net (loss) income	(3,450)	206	(2,671)	(4,705)
Basic weighted average number of shares outstanding	23,515,579	16,622,415	22,519,497	16,532,090
Net (loss) income per share (basic)	(0.15)	0.01	(0.12)	(0.28)

Dilutive effect of stock options	—	—	—	—
Dilutive effect of share purchase warrants	—	—	—	—
Diluted weighted average number of shares outstanding	23,515,579	17,260,016	22,519,497	16,532,090
Net (loss) income per share (diluted)	(0.15)	0.01	(0.12)	(0.28)

Items excluded from the calculation of diluted net loss per share because the exercise price was greater than the average market price of the common shares or due to their anti-dilutive effect
Stock options	326,410	161,021	326,410	641,021
Deferred share units	173,000	150,000	173,000	288,000
Warrants (number of equivalent shares)	8,508,174	3,276,000	8,508,174	3,296,008

Net (loss) income per share is calculated by dividing net (loss) income by the weighted average number of shares outstanding during the relevant period. Diluted weighted average number of shares reflects the dilutive effect of equity instruments, such as any “in the money” stock options and share purchase warrants. In periods with reported net losses, all stock options and share purchase warrants are deemed anti-dilutive such that basic net loss per share and diluted net loss per share are equal, and thus “in the money” stock options and share purchase warrants have not been included in the computation of net loss per share because to do so would be anti-dilutive.